INVESCO CONSTELLATION FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER:       811-1424
SERIES NO.:        2

74U. 1    Number of shares outstanding (000's Omitted)

Class A                         101,425

     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)

Class B                         3,829
Class C                         4,265
Class R                           349
Class Y                           539
Institutional Class               163

74V. 1    Net asset value per share (to nearest cent)

Class A                         $ 24.45

     2 Net asset value per share of a second class of open-end company shares (to nearest cent)

Class B                         $ 21.76
Class C                         $ 21.75
Class R                         $ 24.02
Class Y                         $ 24.62
Institutional Class             $ 27.36

INVESCO CHARTER  FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER:       811-1424
SERIES NO.:        3

72DD. 1 Total income dividends for which record date passed during the period. (000's Omitted)

Class A                         $25,075

     2    Dividends for a second class of open-end company shares (000's
          Omitted)

Class R                         $   300
Class S                         $   150
Class Y                         $ 1,625
Institutional Class             $ 3,844

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

     1    Dividends from net investment income

Class A                         0.1034

     2 Dividends for a second class of open-end company shares (form nnn.nnnn)

Class R                         0.0721
Class S                         0.1176
Class Y                         0.1390
Institutional Class             0.1560

74U. 1    Number of shares outstanding (000's Omitted)

Class A                         238,622

     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)

Class B                          8,786
Class C                         15,591
Class R                          4,554
Class S                          1,236
Class Y                         15,749
Institutional Class             31,261

74V. 1    Net asset value per share (to nearest cent)

Class A                         $ 17.55

     2 Net asset value per share of a second class of open-end company shares (to nearest cent)

Class B                         $ 16.84
Class C                         $ 16.89
Class R                         $ 17.42
Class S                         $ 17.56
Class Y                         $ 17.60
Institutional Class             $ 18.07

INVESCO CAPITAL DEVELOPMENT FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER:       811-1424
SERIES NO.:        11

74U. 1    Number of shares outstanding (000's Omitted)

Class A                         26,964

     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)

Class B                         1,994
Class C                         3,607
Class R                         1,474
Class Y                           407
Investor Class                    595
Institutional Class               750

74V. 1    Net asset value per share (to nearest cent)

Class A                         $ 17.11

     2 Net asset value per share of a second class of open-end company shares (to nearest cent)

Class B                         $ 14.62
Class C                         $ 14.60
Class R                         $ 16.67
Class Y                         $ 17.26
Investor Class                  $ 17.12
Institutional Class             $ 18.23

INVESCO DIVERSIFIED DIVIDEND FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER:       811-1424
SERIES NO.:        18

72DD. 1 Total income dividends for which record date passed during the period. (000's Omitted)

Class A                         $19,105

     2    Dividends for a second class of open-end company shares (000's
          Omitted)

Class B                         $    181
Class C                         $    622
Class R                         $    179
Class Y                         $  1,374
Investor Class                  $ 11,414
Institutional Class             $  5,659

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

     1    Dividends from net investment income

Class A                         $ 0.1064

     2 Dividends for a second class of open-end company shares (form nnn.nnnn)

Class B                         $ 0.0597
Class C                         $ 0.0597
Class R                         $ 0.0913
Class Y                         $ 0.1220
Investor Class                  $ 0.1089
Institutional Class             $ 0.1296

74U. 1    Number of shares outstanding (000's Omitted)

Class A                         181,299

     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)

Class B                           2,864
Class C                          10,719
Class R                           2,327
Class Y                          11,873
Investor Class                  104,791
Institutional Class              50,499

74V. 1    Net asset value per share (to nearest cent)

Class A                         $ 13.00

     2 Net asset value per share of a second class of open-end company shares (to nearest cent)

Class B                         $ 12.86
Class C                         $ 12.85
Class R                         $ 13.03
Class Y                         $ 13.01
Investor Class                  $ 12.99
Institutional Class             $ 13.00

INVESCO SUMMIT FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2012
FILE NUMBER:       811-1424
SERIES NO.:        19

72DD. 1 Total income dividends for which record date passed during the period. (000's Omitted)

Class A                         $ 4

     2    Dividends for a second class of open-end company shares (000's
          Omitted)

Class P                         $ 2,373
Class S                         $     5
Class Y                         $     3

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)

     1    Dividends from net investment income

Class A                         0.0023

     2 Dividends for a second class of open-end company shares (form nnn.nnnn)

Class P                         0.0180
Class S                         0.0157
Class Y                         0.0307
Institutional Class             0.0396

74U. 1    Number of shares outstanding (000's Omitted)

Class A                         1,977

     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)

Class B                              85
Class C                             292
Class P                         125,744
Class S                             337
Class Y                              71
Institutional Class                  10

74V. 1    Net asset value per share (to nearest cent)

Class A                         $ 12.84

     2 Net asset value per share of a second class of open-end company shares (to nearest cent)

Class B                         $ 12.46
Class C                         $ 12.42
Class P                         $ 12.91
Class S                         $ 12.86
Class Y                         $ 12.86
Institutional Class             $ 12.87